SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): May 19, 1999


                         AMERICAN TELECASTING, INC.
           (Exact Name of Registrant as Specified in its Charter)


                                  DELAWARE
               (State or Other Jurisdiction of Incorporation)


              0-23008                                54-1486988
       (Commission File Number)      (I.R.S. Employer Identification No.)

       5575 Tech Center Drive, Suite 300                    80919
       Colorado Springs, Colorado
       (Address of Principal Executive offices)           (Zip Code)


                               (719) 260-5533
            (Registrant's Telephone Number, Including Area Code


 Item 5.   Other Events.

 On May 19, 1999, the Board of Directors of American Telecasting, Inc. (the "Company") set May 24, 1999 as the record date for the special meeting of the Company stockholders to vote on the acquisition of the Company by Sprint Corporation. The special meeting will be held on June 25, 1999.

 As previously announced, on April 26, 1999, the Company, Sprint Corporation, a Kansas corporation ("Sprint"), and DD Acquisition, Corp., a Delaware corporation and a wholly owned subsidiary of Sprint ("Acquisition"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Acquisition would be merged with and into the Company, with the Company being the surviving corporation of such merger.

 Item 7.   Financial Statements, Pro Forma Financial Information and
           Exhibits.

 (c)      Exhibits

 Exhibit No.    Exhibit

 99.1           Press Release dated May 19, 1999



                                 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AMERICAN TELECASTING, INC.

                                    By: /s/ DAVID K. SENTMAN
                                       -----------------------------------
 Date:  May 20, 1999                Name:  David K. Sentman
                                    Title: Senior Vice President and Chief
                                           Financial Officer



 EXHIBIT INDEX

 Exhibit No.    Exhibit

 99.1           Press Release dated May 19, 1999